Exhibit 13(b)

Certification Pursuant to Rule 30a-2(b) under the 1940 Act
and Section 906 of the Sarbanes-Oxley Act of 2002

I, John Spagnola, President, and I, Daniel Hess, Treasurer of the PFM Multi-Manager Series Trust (the “Registrant”), each certify that:

1.	The Form N-CSR of the Registrant for the period ended March 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ John Spagnola
John Spagnola
President (Principal Executive Officer) of PFM Multi-Manager Series Trust

Date:	June 3, 2021

By:	/s/ Daniel Hess
Daniel Hess
Treasurer (Principal Financial Officer) of PFM Multi-Manager Series Trust

Date:	June 3, 2021